UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 1, 2019

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 1.01 – Entry into a Material Definitive Agreement.

On May 1, 2019, the Board of Directors of Perma-Fix Environmental Services, Inc., a Delaware corporation (the “Company”), approved a First Amendment to the Shareholder Rights Agreement dated May 2, 2018, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the “Rights Agreement”), to extend the term of the Rights Agreement from May 2, 2019 to May 2, 2021. As a result of the First Amendment, the Rights Agreement will continue in effect until May 2, 2021 (the “Final Expiration Date”), unless the rights issued thereunder (“Rights”) have been previously redeemed, exchanged or amended, or prior to the Final Expiration Date the Rights have been terminated as a result of a merger or other acquisition transaction involving the Company pursuant to an agreement that has been approved by the Board prior to any Person (as defined in the Rights Agreement) becoming an Acquiring Person. Except for the extension of the Final Expiration Date of the Rights Agreement from May 2, 2019 to May 2, 2021, the other terms and conditions of the Rights Agreement remain unchanged.

A copy of the First Amendment is attached to this Current Report on Form 8-K as Exhibit 4.2 and is incorporated by reference herein. The foregoing description of the First Amendment is qualified in its entirety by reference to Exhibit 4.2.

Item 3.03 – Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K with respect to the amendment of the Company’s Shareholder Rights Agreement is incorporated into this Item 3.03 by reference.

Item 7.01 – Regulation FD Disclosure.

On May 3, 2019, the Company issued a press release announcing the extension of the term of the Rights Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 incorporated into this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

4.1	Shareholder Rights Agreement, dated and effective as of May 2, 2018, between Perma-Fix Environmental Services, Inc. and Continental Stock Transfer & Trust Company as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 2, 2018).

4.2	First Amendment to Shareholder Rights Agreement, dated May 2, 2019, between Perma-Fix Environmental Services, Inc. and Continental Stock Transfer & Trust Company as Rights Agent.

99.1	Press Release of Perma-Fix Environmental Services, Inc., dated May 3, 2019.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2019

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Ben Naccarato
Ben Naccarato
Vice President and
Chief Financial Officer

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